UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 19, 2005
VIACELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51110	04-3244816

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
245 First Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 914-3400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
ViaCell, Inc. (“ViaCell”) issued a press release on September 19, 2005 announcing that it has suspended enrollment in its Phase I clinical trial of CB001, an investigational cord blood stem cell product for hematopoietic stem cell transplantation being studied for the treatment of a variety of cancers. A copy of the press release dated September 19, 2005 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1 — Press release issued by ViaCell dated September 19, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACELL, INC.
Date: September 19, 2005	By:	/s/ Anne Marie Cook
		Name:	Anne Marie Cook
		Title:	Senior Vice President, Legal and General Counsel

EXHIBIT INDEX
The following exhibit is filed herewith:

Exhibit	Description
99.1	Press release issued by ViaCell, Inc. (“ViaCell”) on September 19, 2005 announcing that it has suspended enrollment in its Phase I clinical trial of CB001, an investigational cord blood stem cell product for hematopoietic stem cell transplantation being studied for the treatment of a variety of cancers.